UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

INNODATA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35774	13-3475943
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

55 Challenger Road
Ridgefield Park, NJ		07660
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (201) 371-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2026, the Board of Directors (the “Board”) of Innodata Inc., a Delaware corporation (the “Company”) elected Admiral Michael S. Rogers to serve as an independent director of the Company, effective as of September 10, 2026.

In accordance with the Company’s compensation policies for non-employee directors, Admiral Rogers will be compensated at the rate of $75,000 per annum, paid in equal monthly installments, and will also receive a grant, pursuant to the Company’s Amended and Restated Innodata Inc. Equity Compensation Plan, in accordance with the policy regarding non-employee director equity awards adopted by the leadership and compensation committee, prorated based on his appointment date.  The grant will be determined and administered by the Company’s management. The Company also reimburses its independent directors for travel expenses and other out-of-pocket expenses associated with attending in-person board meetings.

There is no arrangement or understanding between Admiral Rogers and any other persons pursuant to which Admiral Rogers was selected as director of the Company. There are no family relationships between Admiral Rogers and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are any such transactions currently proposed.

The Board has determined that Admiral Rogers is “independent” in accordance with the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market.

As of the date of this filing, there has been no determination as to the committees of the Board of Directors to which Admiral Rogers will be named.

In addition, Admiral Rogers and the Company entered into a customary indemnification agreement, a form of which has been previously filed with the SEC on February 23, 2022.

The full text of the press release announcing the Company’s appointment of Admiral Rogers is attached herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 15, 2026.
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA INC.

Date: September 15, 2026	By:	/s/ Amy R. Agress
Amy R. Agress
Senior Vice President and General Counsel